                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                  ___________
                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  June 24, 1998


                             PENEDERM INCORPORATED
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            (Exact name of registrant as specified in its charter)

                Delaware                          0-22314                        77-0146116
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(State of Incorporation or Organization)  (Commission File Number)  (I.R.S. Employer Identification No.)

320 Lakeside Drive, Foster City, California                                         94404
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  (Address of principal executive offices)                                        (Zip Code)

Registrant's telephone no., including area code:  (650) 358-0100
                                                  --------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

Merger Agreement
----------------

     On June 24, 1998, Penederm Incorporated (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Mylan Laboratories Inc. ("Mylan") and Mylan's wholly owned subsidiary, MLI Acquisition Corp. ("Merger Sub"). The Merger Agreement, attached hereto as Exhibit 2.1, provides that, upon satisfaction of certain conditions, Merger Sub will merge into the Company, with the Company surviving the merger as a wholly owned subsidiary of Mylan (the "Merger"). Pursuant to the Merger Agreement, each share of common stock of the Company ("Company Common Stock") will be exchanged for 0.68 shares of common stock of Mylan. Also in connection with the Merger, the Company entered into an option agreement, attached hereto as Exhibit 99.1, whereby the Company granted Mylan an option to purchase 1,717,878 shares of Company Common Stock (approximately 19.9% of the outstanding Company Common Stock) from the Company under certain specified circumstances. In addition, each of the directors of the Company agreed to vote in their capacities as stockholders of the Company in favor of the Merger and against any competing offer. The forms of voting agreement are attached hereto as Exhibits 99.2 and 99.3.

     On June 24, 1998, the Company and Mylan issued a press release related to the Merger Agreement. The press release is attached hereto as Exhibit 99.4.

     The Exhibits hereto are incorporated by reference herein and form an integral part hereof.


     Item 7.  Financial Statements and Exhibits.

              Exhibits.

               2.1     Agreement and Plan of Merger dated as of June 24, 1998, among
                       Mylan Laboratories Inc., MLI Acquisition Corp. and the Company.

              99.1     Option Agreement, dated June 24, 1998 between Penederm Incorporated and Mylan Laboratories Inc.

              99.2     Form of Voting Agreement, dated June 24, 1998, between Mylan
                       Laboratories Inc. and certain directors of Penederm Incorporated.

              99.3     Alternate form of Voting Agreement, dated June 24, 1998, between
                       Mylan Laboratories Inc. and a director of Penederm Incorporated.

              99.4     Press Release dated June 24, 1998.
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                                       2

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PENEDERM INCORPORATED


                                 /s/ Lloyd H. Malchow
                                 --------------------
                                 Lloyd H. Malchow
                                 President and
                                 Chief Executive Officer


June 29, 1998

                                 EXHIBIT INDEX


        Exhibit
           2.1     Agreement and Plan of Merger dated as of June 24, 1998, among
                   Mylan Laboratories Inc., MLI Acquisition Corp. and Penederm
                   Incorporated.

          99.1     Option Agreement, dated June 24, 1998 between Penederm Incorporated and Mylan Laboratories Inc.

          99.2     Form of Voting Agreement, dated June 24, 1998, between Mylan
                   Laboratories Inc. and certain directors of Penederm Incorporated.

          99.3     Alternate Form of Voting Agreement, dated June 24, 1998, between
                   Mylan Laboratories Inc. and a director of Penederm Incorporated.

          99.4     Press Release dated June 24, 1998.
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